Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND THIRD AMENDMENT TO SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND THIRD AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) dated as of June 22, 2005, is by and among APPLICA INCORPORATED (the “Borrower”), a Florida corporation, each of its Subsidiaries identified on the signature pages hereof, the Lenders identified on the signature pages hereof and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Agent”). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H

     WHEREAS, the Borrower, the Subsidiaries, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of November 17, 2004 (as further amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”);

     WHEREAS, the Borrower, its Domestic Subsidiaries, and the Agent are parties to that certain Security Agreement, dated as of December 28, 2001, as amended by that certain Fourth Amendment to Credit Agreement and First Amendment to Security Agreement dated as of May 28, 2004 and that certain Second Amendment to Security Agreement dated November 17, 2004 (as further amended, modified, supplemented, extended or restated from time to time, the “Security Agreement”);

     WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement and the Security Agreement as set forth in this Amendment;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Credit Agreement is hereby amended as follows:

     (a) by adding to Annex A to the Credit Agreement in the proper alphabetical location the following new definitions of “2005 Seasonal Period”, “2005 Non-Recurring Charges”, “Fixed Charge Availability Requirements”, “Fixed Charge Measurement Date”, “Minimum EBITDA Availability Requirements” and “Minimum EBITDA Measurement Date”:

     “2005 Seasonal Period” means the period commencing on July 1, 2005 and continuing through November 30, 2005.

     “2005 Non-Recurring Charges” means non-recurring charges arising from (i) the write-down by Borrower with respect to certain Inventory of the Loan Parties for the Fiscal Quarter ended March 31, 2005, which non-recurring charges shall not exceed $9,400,000, and (ii) restructuring charges relating to the Mexican operations, which non-recurring charges shall not exceed $7,600,000, of which no more than $3,600,000 shall be cash charges.

     “Fixed Charge Availability Requirements” means (i) Average Monthly Excess Availability for any month of not less than $28,000,000, or (ii) Availability of not less than $20,000,000 on any day of such month.

     “Fixed Charge Measurement Date” means the last day of the month which immediately precedes a month in which Borrower fails to achieve the Fixed Charge Availability Requirements, and the last day of each month thereafter. The first day that may constitute a Fixed Charge Measurement Date shall be December 31, 2005.

     “Minimum EBITDA Availability Requirements” means Average Monthly Excess Availability of not less than (i) $20,000,000 for each of the months of July, August, September, October, and November of 2005, and (ii) $28,000,000 for the month of December of 2005.

     “Minimum EBITDA Measurement Date” means (i) the last day of the month which immediately precedes a month in which Borrower fails to achieve the Minimum EBITDA Availability Requirements, and (ii) the last day of each month thereafter during the 2005 Seasonal Period.

            (b) by deleting the definitions of “Availability”, “Availability Reserve”, “Average Monthly Excess Availability”, “Consolidated EBITDA”, and “Seasonal Inventory Period” in Annex A to the Credit Agreement and restating such definitions as follows:

     “Availability” means, at any time (a) the lesser of (i) the Maximum Revolver Amount minus the Reserves, or (ii) the Borrowing Base, minus (b) the Aggregate Revolver Outstandings at such time; provided, that, for purposes of determining Availability, solely as such term is used in Section 7.32 of the Credit Agreement and in the definitions of “Average Monthly Excess Availability”, “Fixed Charge Availability Requirements”, “Permitted Acquisition”, “Permitted Senior Subordinated Debt Prepayments” and “Restricted Investment”, Availability shall be computed as follows: at any time (a) the lesser of (i) the Maximum Revolver Amount, or (ii) the Borrowing Base (calculated for this purpose without deducting the Availability Reserve), minus (b) the Aggregate Revolver Outstandings at such time.

     “Availability Reserve” means (i) during the 2005 Seasonal Period, an amount equal to $15,000,000, (ii) from and after December 1, 2005, until at least 5 days after the date of delivery to the Agent of the required Financial Statements and compliance certificate for the period ending December 31, 2005, an amount equal to $20,000,000, and (iii) thereafter (A) an amount equal to $10,000,000 for so long as the Fixed Charge Coverage Ratio is greater than or equal to 1.0 to 1.0 but less than 2.0 to 1.0, (B) an amount equal to $20,000,000 for so long as the Fixed Charge Coverage Ratio is less than 1.0 to 1.0, or (C) an amount equal to $0, so long as the Fixed Charge Coverage Ratio is greater than 2.0 to 1.0.

     “Average Monthly Excess Availability” means for any calendar month, an amount obtained by adding the aggregate of the actual amount of Availability on each day during such month (as determined by Agent in accordance with the terms of the Credit Agreement) and by dividing such sum by the number of days in such month.

     “Consolidated EBITDA” means, with respect to any fiscal period of the Borrower, the Adjusted Net Earnings from Operations of the Borrower and the other Consolidated Members, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, federal, state, local and foreign income taxes, depreciation, amortization, and the 2005 Non-Recurring Charges, in all cases as determined in accordance with GAAP.

     “Seasonal Inventory Period” shall mean during any year (other than 2005), the period commencing September 1 of such year and ending November 15 of such year.

            (c) by deleting the definition of “Measurement Date” contained in Appendix A to the Credit Agreement in its entirety

            (d) by adding the following new clause at the end of the definition of “Adjusted Net Earnings From Operations” contained in Appendix A to the Credit Agreement:

; provided, that Adjusted Net Earnings From Operations shall not include any income arising from any settlement or purchase price adjustment relating to the sale of the Loan Parties’ equity interests in the Anasazi Partners, L.P. joint venture investment partnership.

            (e) by adding the following new sentence to the end of the definition of “Applicable Margin” contained in Appendix A to the Credit Agreement:

Notwithstanding anything to the contrary contained herein, the Applicable Margin shall be set at Level VI at all times during the 2005 Seasonal Period.

            (f) by deleting Section 7.27 of the Credit Agreement and by restating such section as follows:

     7.27 Minimum Fixed Charge Coverage Ratio.

     On each Fixed Charge Measurement Date that occurs, the Borrower shall maintain a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0, calculated as of such Fixed Charge Measurement Date. Once activated, the Fixed Charge Coverage Ratio requirement of this Section 7.27 shall remain in effect until such time as (a) Borrower has achieved the Fixed Charge Availability Requirements for 2 consecutive calendar months and (b) no Default or Event of Default then exists.

            (g) by adding the following new Section 7.34 to the Credit Agreement immediately following Section 7.33 thereof:

     7.34 Minimum EBITDA. On each Minimum EBITDA Measurement Date that occurs, the Borrower shall maintain a Consolidated EBITDA as of such Minimum EBITDA Measurement Date of not less than the amount set forth below for the corresponding period then ending:

Consolidated EBITDA	Period
$1,000,000	June 1, 2005 through
June 30, 2005

$2,300,000	June 1, 2005 through
July 31, 2005

$3,500,000	June 1, 2005 through
August 31, 2005

$5,900,000	June 1, 2005 through
September 30, 2005

$16,500,000	June 1, 2005 through
October 31, 2005

$26,500,000	June 1, 2005 through
November 30, 2005

            (h) by deleting clause (x) of Section 11.1(a) of the Credit Agreement and by substituting in lieu thereof the following:

     (x) reduce, amend, waive or eliminate the minimum Availability requirement with respect to Section 7.27 or Section 7.34.

            (i) by adding the Schedule of Patents and Schedule of Trademarks attached hereto as the attachments to Schedule 6.12 to the Credit Agreement.

     2. The Security Agreement is hereby amended by adding the Schedule of Patents and Schedule of Trademarks attached hereto as the attachments to Schedule III to the Security Agreement.

     3. In consideration of Agent’s and Lenders’ willingness to enter into this Amendment, Borrower agrees to pay to Agent, for the benefit of itself and Lenders, an amendment fee in the amount of $125,000 in immediately available funds on the date hereof (the “Amendment Fee”).

     4. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Agent):

     (a) The Agent shall have received original counterparts of this Amendment duly executed by the Loan Parties, the Agent and the Lenders;

     (b) The Agent shall have received original Notices of Grants of Security Interests in Patents and Trademarks duly executed by the Loan Parties with respect to all material Proprietary Rights acquired by the Loan Parties since the Closing Date;

     (c) The Agent shall have received the Amendment Fee; and

     (d) The Agent shall have received such additional agreements, certificates or documents as it may reasonably request in connection with this Amendment.

     5. The Borrower and the Guarantors represent and warrant to the Agent and the Lenders that (i) the representations and warranties of the Loan Parties set out in the Credit Agreement and in the Security Agreement, each as amended by this Amendment, are true and correct as of the date hereof (except those which expressly relate to an earlier period), (ii) no event has occurred and is continuing which constitutes a Default or Event of Default and (iii) no Loan Party has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if any Loan Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, same are hereby waived, relinquished and released in consideration of the Agent’s and the Lenders’ execution and delivery of this Amendment.

     6. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Loan Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under Article 13 of the Credit Agreement or the other Loan Documents.

     7. The Borrower and the Guarantors hereby represent and warrant to the Agent and the Lenders as follows:

     (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

     8. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits), the Security Agreement (including Schedules and Exhibits) and the other Loan Documents, and the obligations of the Loan Parties under the Credit Agreement, the Security Agreement and the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

     9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     10. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

     11. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

“BORROWER”

APPLICA INCORPORATED, a Florida corporation

By:	/s/ Terry L. Polistina

Name: Terry L. Polistina
Title: Senior Vice President and CFO

“GUARANTORS”

APPLICA CONSUMER PRODUCTS, INC., a Florida corporation

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

APPLICA CANADA CORPORATION, a Nova Scotia corporation

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

WD DELAWARE, INC., a Delaware corporation

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

HP INTELLECTUAL CORP., a Delaware corporation

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

WINDMERE HOLDINGS CORPORATION, a Delaware corporation

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

HP DELAWARE, INC., a Delaware corporation

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

HPG LLC, a Delaware limited liability company

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

HP AMERICAS, INC., a Delaware corporation

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

APPLICA MEXICO HOLDINGS, INC., a Delaware corporation

By:	/s/ Lisa R. Carstarphen

Name: Lisa R. Carstarphen
Title: Corporate Secretary

[Signatures continued on following page]

“AGENT”

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Sherry Lail

Name:	Sherry Lail

Title:	Senior Vice President

“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sherry Lail

Name:	Sherry Lail

Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation (Florida), as a Lender

By:	/s/ Rosanne Disalvatore

Name:	Rosanne Disalvatore

Title:	Vice President

LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as agent for Standard Federal Bank National Association, as a Lender

By:	/s/ Patrick Aarors

Name:	Patrick Aarors

Title:	First Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Curt Correa

Name:	Curt Correa

Title:	Duly Authorized Signatory

HSBC BUSINESS CREDIT (USA), INC., as a Lender

By:	/s/ Jimmy Schwartz

Name:	Jimmy Schwartz

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jay Stein

Name:	Jay Stein

Title:	Vice President